FORUM FUNDS (the “Trust”)
Liberty Street Horizon Fund (the “Fund”)

SUPPLEMENT DATED JULY 22, 2009
TO THE PROSPECTUS DATED SEPTEMBER 1, 2008

*** Important Notice Regarding Fund Reorganization ***

Proposed Reorganization.  On June 24, 2009, the Board of Trustees (the “Board”) of the Trust approved, subject to shareholder approval, a proposed reorganization (the “Reorganization”) of the Liberty Street Horizon Fund, a series of the Trust, into a newly created series of Investment Managers Series Trust (“IMST”), Liberty Street Horizon Fund (the “Acquiring Fund”).  Liberty Street Advisors, Inc. (the “Adviser”), the adviser to the Fund, recommended the Reorganization to the Board because the Adviser has determined that the Fund can benefit from the services currently provided to series of IMST at a lower cost if the Acquiring Fund grows and its total expenses fall below current expense limitation provisions in effect for the Fund.  In order to accomplish the Reorganization, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”).

The Plan provides for (1) the transfer of the Fund’s assets and stated liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund that correspond to each class of shares of the Fund; and (2) the Fund to distribute the shares of the Acquiring Fund received by the Fund to its shareholders in complete liquidation of the Fund and in cancellation of all of the Fund’s shares of beneficial interest.  Shareholders of the Fund will receive the number of full and fractional shares of each class of the Acquiring Fund equal in value to the full and fractional shares of the corresponding class of the Fund held by the shareholders prior to the Reorganization.  The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting where shareholders will consider and vote on the Plan.  This meeting will occur at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101 on or about September 22, 2009.  If approved by shareholders, the Reorganization is scheduled to occur on or about October 12, 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE